HORIZON

                            ADVANTUS HORIZON FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001


                                               [LOGO]
                             ADVANTUS-TM-
                               FAMILY OF FUNDS







EQUITY
[GRAPHIC]

ADVANTUS Horizon Fund
TABLE OF CONTENTS


PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         7


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


SHAREHOLDER SERVICES              20

Letter from the President

[PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies
- were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS Horizon Fund

Performance
The Advantus Horizon Fund's performance for the 6 months ended March 31, 2001, for each class of shares offered was as follows:

          Class A...........................  - 41.38 percent*
          Class B   ........................  - 41.61 percent*
          Class C   ........................  - 41.61 percent*

As compared to the Russell 1000 Growth Index** that returned -37.78 percent.

Performance Analysis
Over the past six months, performance within the stock market was determined by the long-term earnings growth expectations for a stock. Across the entire spectrum, the lower the expected growth rate, the higher the return. This can be seen by the index performance of the slower growing Dow Jones Industrial Average which is -7.20 percent, as compared to the much higher earnings growth NASDAQ, which fell 49.90 percent for the six month period. The Horizon Fund's philosophy of investing in superior growth companies clearly positioned the Fund in the toughest parts of a very difficult and defensive stock market. The result was a loss of 41.38 percent for the six-month period ended March 31, 2001.

Despite being slightly under weighted vs. our performance benchmark in the technology sector, the Advantus Horizon Fund was clearly affected by the technology malaise. Over the period, 54 percent of the Portfolio was invested in this area, with these stocks down by an average of about 55 percent. Following several years of very strong growth, technology spending has come to a screeching halt with little visibility going forward. Growth at industry bellwether Cisco Systems went from 30 to 50 percent in December 2000 to zero percent in less than three months - a slowdown that surprised virtually everyone. The result has been technology stocks leading the market lower as the technology sector again posted the worst performance in the market.

The downturn has not been limited to the technology sector. The slowing economy, combined with investors' growing negative sentiment, has pushed nearly all of the market lower. Health care stocks, which has held up as a safe haven also came under pressure and fell 24 percent. Capital goods stocks were down 30 percent, with financial down over 30 percent. The "best" sector has been the consumer staples sector, which fell a mere 10 percent for the six-month period. It is now clear that technology spending remains cyclical, even in the Internet era. Technology stocks had been priced as if it were not cyclical.

Looking forward, we feel that long term growth will come from many companies in the technology and health care sectors. Currently the Fund has 40 percent in technology focused on the best managed companies and companies that will quickly burn through the excess inventory levels and benefit from a pick up in demand. Health care is 20 percent of the Fund and should provide many companies with sustainable growth rates in the 15 percent range over the coming years.

[SIDEBAR]

PERFORMANCE UPDATE

[PHOTO OF THOMAS A. GUNDERSON] [PHOTO OF ALLEN STEINKOPF]

THOMAS A.
GUNDERSON, CFA AND
ALLEN STEINKOPF, CFA

The Advantus Horizon Fund is a mutual fund designed for investors seeking long-term growth of capital combined with a moderate level of current income. The Fund plans to achieve its objective by investing in equity securities diversified among individual companies and industries. The Fund invests primarily in dividend-paying and non-dividend-paying common stocks of established companies with strong long-term outlooks. Because dividend yields of theses types of companies have fallen below average yield for all companies, however, the Fund has not paid dividends from current income since 1993.

- Dividends paid quarterly.
- Capital gains distributions paid annually.

Outlook
We believe the first half of 2001 will continue to be filled with earnings misses, layoffs, and a general turmoil in the business and financial community. There is at least one more quarter of pain to live through as we see it, before we'll start seeing the other side of the valley. We are confident that the fundamentals will improve with the stimulating effects of lower interest rates and possible tax cuts, combined with lower energy prices. We believe the key will be for the consumer to continue spending. If the wealth effect stimulates consumers to increase saving, thus cut back on spending, then the economic rebound will be farther into 2002.

As the saying goes, "no one rings the bell at the bottom," so there is no way to know where and when the market will start improving. What we do know is that valuations for the leading growth stocks are better now than they have been in three years. Some are priced below valuations not seen since the prolonged recession of 1990-91. When prices are discounting so much, it doesn't take a lot of positive information to get stocks moving higher. We believe we will see some positive news in the next 12 months. In the meantime, our focus continues to be on leading companies that continue to gain market share and will emerge stronger when the cycle turns back.

[SIDEBAR]

*HISTORICAL RESULTS ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 5.5 PERCENT FRONT-END SALES CHARGE OR CLASS B'S MAXIMUM 5 PERCENT CONTINGENT DEFERRED SALES CHARGE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


**THE RUSSELL 1000 GROWTH INDEX CONTAINS THOSE STOCKS FROM THE RUSSELL 1000 WITH GREATER THAN AVERAGE GROWTH ORIENTATION. THE RUSSELL 1000 IS THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000. THE RUSSELL 3000 IS AN UNMANAGED INDEX OF 3,000 COMMON STOCKS, WHICH REPRESENTS APPROXIMATELY 98 PERCENT OF THE U.S. MARKET.

           COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                   INVESTMENT IN THE ADVANTUS HORIZON FUND,
              RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1991 through March 31, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 2001.

                                   CLASS A

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                -49.76%
Five year                 5.51%
Ten year                  8.46%

(Thousands)
                                             Russell 1000
                          Class A     CPI    Growth Index
                          -------   -------  ------------
              3/31/91      $9,448   $10,000    $10,000
             10/31/91     $10,086   $10,292    $10,761
             10/31/92     $11,125   $10,622    $11,925
             10/31/93     $11,967   $10,907    $12,794
              9/30/94     $12,138   $11,237    $13,911
              9/30/95     $15,144   $11,484    $18,390
              9/30/96     $17,753   $11,829    $22,324
              9/30/97     $22,184   $12,091    $30,425
              9/30/98     $25,817   $12,264    $33,803
              9/30/99     $32,203   $12,586    $45,585
              9/30/00     $38,404   $12,979    $56,259
              3/31/01     $22,513   $13,059    $35,004

                                   CLASS B

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                    -49.87%
Five year                     5.74%
Since inception (8/19/94)     9.21%

(Thousands)
                                             Russell 1000
                          Class B     CPI    Growth Index
                          --------  -------  ------------
             8/19/94      $10,000   $10,000  $10,000
             9/30/94      $9,629    $10,067  $10,125
             9/30/95      $12,074   $10,289  $13,386
             9/30/96      $14,221   $10,598  $16,249
             9/30/97      $17,855   $10,833  $22,146
             9/30/98      $20,757   $10,987  $24,605
             9/30/99      $25,759   $11,276  $33,181
             9/30/00      $30,517   $11,659  $40,950
             3/31/01      $17,914   $11,840  $25,479

                                   CLASS C

AVERAGE ANNUAL TOTAL RETURN:
One year                     -47.24%
Five year                      5.93%
Since inception (3/1/95)       9.01%

(Thousands)
                                             Russell 1000
                          Class B     CPI    Growth Index
                          --------  -------  ------------
             3/01/95      $10,000   $10,000  $10,000
             9/30/95      $11,844   $10,146  $12,331
             9/30/96      $12,668   $10,450  $14,969
             9/30/97      $17,084   $10,682  $20,402
             9/30/98      $19,863   $10,834  $22,667
             9/30/99      $24,595   $11,119  $30,567
             9/30/00      $29,114   $11,497  $37,724
             3/31/01      $16,999   $11,676  $23,472

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.


Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                        SHARES       VALUE       PORTFOLIO
-------                                        ------    -----------   -----------
General Electric Company..................     96,128    $ 4,023,918       8.3%
Pfizer, Inc...............................     97,750      4,002,862       8.2%
AOL Time Warner, Inc......................     78,600      3,155,790       6.5%
Microsoft Corporation.....................     32,100      1,755,469       3.6%
Texas Instruments, Inc....................     55,000      1,703,900       3.5%
Home Depot, Inc...........................     34,750      1,497,725       3.1%
Intel Corporation.........................     53,200      1,399,825       2.9%
Pharmacia Corporation.....................     26,700      1,344,879       2.8%
Qualcomm, Inc.............................     22,000      1,245,750       2.6%
AES Corporation...........................     21,700      1,084,132       2.2%
                                                         -----------      -----
                                                         $21,214,250      43.7%
                                                         ===========      =====

[PIE CHART]

Energy                                         0.1%
Cash and Other Assets/Liabilities              1.9%
Consumer Staples                               2.5%
Utilities                                      2.6%
Basic Materials                                2.7%
Financial                                      4.4%
Communication Services                         5.4%
Consumer Cyclical                             12.1%
Capital Goods                                 12.5%
Health Care                                   19.0%
Technology                                    36.8%

                                                          ADVANTUS Horizon Fund
                                                      Investments in Securities
                                                                 MARCH 31, 2001
                                                                    (UNAUDITED)
          (Percentages of each investment category relate to total net assets.)

                                                                     MARKET
SHARES                                                              VALUE(a)
------                                                             -----------
COMMON STOCK (98.1%)
         BASIC MATERIALS (2.7%)
           Chemicals (2.7%)
         26,700   Pharmacia Corporation ........................   $ 1,344,879
                                                                   -----------
         CAPITAL GOODS (12.5%)
           Aerospace/Defense (1.2%)
         13,900   Allied Signal, Inc............................       567,120
                                                                   -----------
           Electrical Equipment (9.6%)
         96,128   General Electric Company .....................     4,023,918
         21,800   Sanmina Corporation (b) ......................       426,462
         16,700   Solectron Corporation (b) ....................       317,467
                                                                   -----------
                                                                     4,767,847
                                                                   -----------
           Manufacturing (1.7%)
         19,648   Tyco International, Ltd. (c) .................       849,383
                                                                   -----------
         COMMUNICATION SERVICES (5.4%)
           Cellular (1.0%)
         11,900   Western Wireless Corporation (b) .............       483,437
                                                                   -----------
           Telecommunication (3.6%)
          3,200   Alcatel SA ADR (c) ...........................        92,032
          9,200   Amdocs, Ltd. (b)(c) ..........................       440,680
         22,000   Qualcomm, Inc. (b) ...........................     1,245,750
                                                                   -----------
                                                                     1,778,462
                                                                   -----------
           Telephone (.8%)
         56,200   Nextlink Communications, Inc. (b) ............       393,400
                                                                   -----------
         CONSUMER CYCLICAL (12.1%)
           Retail (8.3%)
          5,900   Bed Bath & Beyond, Inc. (b) ..................       144,919
         14,600   Family Dollar Stores..........................       375,220
         34,750   Home Depot, Inc. .............................     1,497,725
         13,000   Kohls Corporation (a) ........................       801,970

         CONSUMER CYCLICAL--CONTINUED
          7,400   RadioShack Corporation .......................    $  271,506
          6,500   Redback Networks, Inc. (b) ...................        85,020
         12,500   Target Corporation ...........................       451,000
         11,100   Tiffany & Company ............................       302,475
          3,900   Wal-Mart Stores, Inc. ........................       196,950
                                                                   -----------
                                                                     4,126,785
                                                                   -----------
           Service (3.8%)
         12,412   Omnicom Group ................................     1,028,707
         22,900   TMP Worldwide, Inc. (b) ......................       860,181
                                                                   -----------
                                                                     1,888,888
                                                                   -----------
         CONSUMER STAPLES (2.5%)
           Retail (1.3%)
          3,282   Safeway, Inc. (b) ............................       181,002
         11,300   Walgreen Company .............................       461,040
                                                                   -----------
                                                                       642,042
                                                                   -----------
           Service (1.2%)
          4,500   Automatic Data Processing, Inc. ..............       244,710
          8,700   Concord EFS, Inc. (b) ........................       354,525
                                                                   -----------
                                                                       599,235
                                                                   -----------
         ENERGY (.1%)
           Oil & Gas (.1%)
            625   Veritas DGC, Inc. (b) ........................        28,900
                                                                   -----------
         FINANCIAL (4.4%)
           Consumer Finance (2.8%)
         16,000   Capital One Financial Corporation ............       888,000
          8,000   Household International, Inc. ................       473,920
                                                                   -----------
                                                                     1,361,920
                                                                   -----------

              See accompanying notes to investments in securities.

ADVANTUS Horizon Fund
Investments in Securities - continued

                                                                     MARKET
SHARES                                                              VALUE(a)
------                                                             -----------
         FINANCIAL--(CONTINUED)
           Investment Bankers/Brokers (1.6%)
         12,900   Charles Schwab Corporation....................    $  198,918
          4,800   Goldman Sachs Group, Inc. ....................       408,480
          3,800   Morgan Stanley Dean Witter & Company..........       203,300
                                                                   -----------
                                                                       810,698
                                                                   -----------
         HEALTH CARE (19.0%)
           Biotechnology (3.6%)
         15,600   Amgen, Inc. (b)..............................        938,925
          5,800   Genzyme Surgical Products (b)................        523,914
          5,200   Idec Pharmaceuticals Corporation (b).........        208,000
          2,100   Protein Design Labs, Inc. (b)................         93,450
                                                                   -----------
                                                                     1,764,289
                                                                   -----------
           Drugs (14.0%)
         11,700   American Home Products Corporation............       687,375
          8,400   Cardinal Health, Inc. ........................       812,700
         13,400   Eli Lilly & Company...........................     1,027,244
          5,100   Merck & Company, Inc. ........................       387,090
         97,750   Pfizer, Inc. .................................     4,002,862
                                                                   -----------
                                                                     6,917,271
                                                                   -----------
           Health Care-Diversified (.3%)
          1,400   Johnson & Johnson.............................       122,458
                                                                   -----------
           Medical Products/Supplies (1.1%)
         11,600   Medtronic, Inc. ..............................       530,584
                                                                   -----------
         TECHNOLOGY (36.8%)
           Communications Equipment (1.8%)
         10,700   Brocade Communication Systems, Inc. (b).......       223,523
         42,000   McLeodUSA, Inc. (b)...........................       363,563
         12,300   Nokia Oyj (c).................................       295,200
                                                                   -----------
                                                                       882,286
                                                                   -----------
         TECHNOLOGY--CONTINUED
           Computer Hardware (3.7%)
         26,200   Dell Computer Corporation (b).................    $  673,013
          2,800   International Business Machines Corporation...       269,304
         16,200   Palm, Inc. (b)................................       136,181
         48,800   Sun Microsystems, Inc. (b)....................       750,056
                                                                   -----------
                                                                     1,828,554
                                                                   -----------
           Computer Networking (1.9%)
         31,800   Cisco Systems, Inc. (b).......................       502,838
         38,400   Exodus Communications (a).....................       412,800
            500   Juniper Networks, Inc. (b)....................        18,980
                                                                   -----------
                                                                       934,618
                                                                   -----------
           Computer Peripherals (2.2%)
         32,700   EMC Corporation (b)...........................       961,380
          7,200   Network Appliance, Inc. (b)...................       121,050
                                                                   -----------
                                                                     1,082,430
                                                                   -----------
           Computer Services & Software (15.0%)
         78,600   AOL Time Warner, Inc. ........................     3,155,790
          1,900   BEA Systems, Inc. (b).........................        55,813
          9,900   Comverse Technology, Inc. (b).................       583,011
         65,100   Flextronics International, Ltd. (b)(c)........       976,500
          4,900   I2 Technologies, Inc. (b).....................        71,356
         20,500   Manugistics Group, Inc. (b)...................       375,406
          4,096   McData Corporation............................        77,312
         32,100   Microsoft Corporation (b).....................     1,755,469
         25,500   Oracle Systems (b)............................       381,990
                                                                   -----------
                                                                     7,432,647
                                                                   -----------

             See accompanying notes to investments in securities.

                                                         ADVANTUS Horizon Fund
                                         Investments in Securities - continued

                                                                     MARKET
SHARES                                                              VALUE(a)
------                                                             -----------
         TECHNOLOGY--CONTINUED
           Data Processing (.5%)
          4,600   Electronic Data Systems Corporation ..........    $  256,956
                                                                   -----------
           Electrical Instruments (1.3%)
          9,400   Applied Biosystems Group -- Applera
                   Corporation .................................       260,850
         21,900   JDS Uniphase Corporation (b) .................       403,781
                                                                   -----------
                                                                       664,631
                                                                   -----------
           Semiconductor Equipment (.7%)
         15,100   Lam Research Corporation (b) .................       358,625
                                                                   -----------
           Semiconductors (9.7%)
         24,000   Analog Devices, Inc. (b) .....................       869,760
          3,200   Applied Micro Circuits Corporation (b) .......        52,800
         53,200   Intel Corporation ............................     1,399,825
         11,300   Microchip Technology, Inc. (b) ...............       286,031
          8,400   RF Micro Devices, Inc. (b) ...................        98,175
         55,000   Texas Instruments, Inc. ......................     1,703,900
          7,200   Vitesse Semiconductor Corporation (a) ........       171,450
          6,800   Xilinx, Inc. (b) .............................       238,850
                                                                   -----------
                                                                     4,820,791
                                                                   -----------
         UTILITIES (2.6%)
           Electric Companies (2.2%)
         21,700   AES Corporation (b) ..........................  $  1,084,132
                                                                   -----------
           Power Products--Industrial (.4%)
          3,700   Calpine Corporation (b) ......................       203,759
                                                                   -----------
Total common stock
 (cost: $50,378,723) ...........................................    48,527,027
                                                                   -----------

             See accompanying notes to investments in securities.

ADVANTUS Horizon Fund
Investments in Securities - continued

                                                                     MARKET
PRINCIPAL                                                           VALUE(a)
---------                                                          -----------
         SHORT-TERM SECURITIES (1.7%)
        $      9  Federated Prime Obligation Fund, current
                   rate 5.410% .................................   $         9
         775,004  Provident Institutional Fund -- TempFund
                   Portfolio, current rate 5.300% ..............       775,004
          66,833  Wells Fargo & Company, Cash Fund I, current
                   rate 5.730% .................................        66,833
                                                                   -----------
                  Total short-term securities
                   (cost: $841,846) ............................       841,846
                                                                   -----------
                  Total investments in securities
                   (cost: $51,220,569) (d) .....................   $49,368,873
                                                                   ===========

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.2% of net assets in foreign securities as of March 31, 2001.
(d) At March 31, 2001, the cost of securities for federal income tax purposes was $54,178,748. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation ..............................  $ 10,034,473
    Gross unrealized depreciation ..............................   (14,844,348)
                                                                   -----------
    Net unrealized depreciation ................................  $ (4,809,875)
                                                                  ============

             See accompanying notes to investments in securities.

                (This page has been left blank intentionally.)

ADVANTUS Horizon Fund
Statement of Assets and Liabilties
MARCH 31, 2001
(UNAUDITED)

                                      ASSETS

Investments in securities, at market value - see accompanying schedule for
  detailed listing (identified cost: $51,220,569) .........................................   $49,368,873
Receivable for Fund shares sold ...........................................................         9,632
Receivable for investment securities sold .................................................       874,985
Accrued interest receivable ...............................................................         3,996
Dividends receivable ......................................................................        22,953
Other receivable ..........................................................................        33,599
                                                                                              -----------
      Total assets ........................................................................    50,314,038
                                                                                              -----------
                                    LIABILITIES

Payable for investment securities purchased ...............................................       736,338
Payable for Fund shares redeemed ..........................................................        19,430
Payable to Adviser ........................................................................        72,000
                                                                                              -----------
      Total liabilities ...................................................................       827,768
                                                                                              -----------
Net assets applicable to outstanding capital stock ........................................   $49,486,270
                                                                                              ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B -
   2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value .........................................................................   $    34,624
   Additional paid-in capital .............................................................    55,209,342
   Undistributed (distributions in excess of) net investment  income ......................    (2,159,867)
   Accumulated net realized losses from investments
      and foreign currency transactions ...................................................    (1,746,133)
   Unrealized depreciation on investments .................................................    (1,851,696)
                                                                                              -----------
      Total - representing net assets applicable to outstanding capital stock .............   $49,486,270
                                                                                              ===========
Net assets applicable to outstanding Class A shares .......................................   $34,218,513
                                                                                              ===========
Net assets applicable to outstanding Class B shares .......................................   $13,969,870
                                                                                              ===========
Net assets applicable to outstanding Class C shares .......................................   $ 1,297,887
                                                                                              ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 2,334,988 .................................................   $     14.65
                                                                                              ===========
   Class B - Shares outstanding 1,032,193 .................................................   $     13.53
                                                                                              ===========
   Class C - Shares outstanding 95,167 ....................................................   $     13.64
                                                                                              ===========

                See accompanying notes to financial statements.

                                                           ADVANTUS Horizon Fund
                                                         Statement of Operations
                                   PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
                                                                     (UNAUDITED)

Investment income:
  Interest ................................................................   $     50,013
  Dividends ...............................................................         96,365
                                                                              ------------
      Total investment income .............................................        146,378
                                                                              ------------
Expenses (note 4):
  Investment advisory fee .................................................        250,623
  Rule 12b-1 - Class A ....................................................         61,507
  Rule 12b-1 - Class B ....................................................        102,634
  Rule 12b-1 - Class C ....................................................          9,373
  Administrative services fee .............................................         37,200
  Transfer agent fees .....................................................        160,458
  Custodian fees ..........................................................          5,800
  Auditing and accounting services ........................................         13,788
  Legal fees ..............................................................          3,682
  Directors' fees .........................................................          1,148
  Registration fees .......................................................         24,354
  Printing and shareholder reports ........................................         24,073
  Insurance ...............................................................          1,499
  Other ...................................................................          4,107
                                                                              ------------
      Total expenses .........................................................     700,246
                                                                              ------------
  Less fees and expenses waived or absorbed by Adviser:
    Other waived fees .....................................................       (133,366)
                                                                              ------------
      Total net expenses ..................................................        566,880
                                                                              ------------
      Investment loss - net ...............................................       (420,502)
                                                                              ------------
  Net realized losses on investments (note 3) .............................     (2,924,210)
  Net change in unrealized appreciation or depreciation on investments ....    (33,361,603)
                                                                              ------------
      Net losses on investments ...........................................    (36,285,813)
                                                                              ------------
Net decrease in net assets resulting from operations ......................   $(36,706,315)
                                                                              ============

                 See accompanying notes to financial statements.

ADVANTUS Horizon Fund
Statement of Changes in Net Assets
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000 (UNAUDITED)


                                                                                            2001            2000
                                                                                        ------------    ------------
Operations:
  Investment loss - net .............................................................   $   (420,502)   $ (1,067,867)
  Net realized gain (loss) on investments ...........................................     (2,924,210)     15,798,951
  Net change in unrealized appreciation or depreciation
    on investments ..................................................................    (33,361,603)        986,530
                                                                                        ------------    ------------
      Increase (decrease) in net assets resulting from operations ...................    (36,706,315)     15,717,614
                                                                                        ------------    ------------
Distributions to shareholders from net realized gains on investments:
    Class A .........................................................................     (9,628,433)     (1,947,401)
    Class B .........................................................................     (4,375,573)       (839,265)
    Class C .........................................................................       (390,609)        (79,353)
                                                                                        ------------    ------------
      Total distributions ...........................................................    (14,394,615)     (2,866,019)
                                                                                        ------------    ------------
Capital  share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A .........................................................................      2,066,343      12,781,313
    Class B .........................................................................        957,565       5,858,583
    Class C .........................................................................        222,829         480,940
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A .........................................................................      9,410,680       1,920,111
    Class B .........................................................................      4,049,310         812,787
    Class C .........................................................................        374,902          78,055
  Payments for redemption of shares:
    Class A .........................................................................     (5,981,907)    (16,846,488)
    Class B .........................................................................     (3,019,883)     (6,731,920)
    Class C .........................................................................       (334,445)     (1,044,844)
                                                                                        ------------    ------------
      Increase (decrease) in net assets from capital share transactions .............      7,745,394      (2,691,463)
                                                                                        ------------    ------------
      Total increase (decrease) in net assets .......................................    (43,355,536)     10,160,132
Net assets at beginning of period ...................................................     92,841,806      82,681,674
                                                                                        ------------    ------------
Net assets at end of period (including undistributed (distributions in excess of) net investment income (loss) of ($2,159,867) and $0,
  respectively) .....................................................................   $ 49,486,270    $ 92,841,806
                                                                                        ============    ============

                See accompanying notes to financial statements.

                                                          ADVANTUS Horizon Fund
                                                  Notes to Financial Statements
                                                                 MARCH 31, 2001
                                                                    (UNAUDITED)

(1)  ORGANIZATION

     The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Funds investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS Horizon Fund
Notes to Financial Statements - continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $45,026,906 and $48,752,093, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .65 percent on the next $1 billion in net assets, .60 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .80 percent.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses. Advantus Capital waived other Fund expenses in the amount of $133,366 for the period ended March 31, 2001.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

                                                          ADVANTUS Horizon Fund
                                      Notes to Financial Statements - continued

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

     The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life porvides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

     Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $48,228.

     As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,390 Class A shares which represents 0.1 percent of the total outstanding Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the period from October 1, 2000 to March 31, 2001, and year ended September 30, 2000 were as follows:

         CLASS A  CLASS B  CLASS C
                                                  --------------------    -------------------   ------------------
                                                     2001       2000        2001       2000       2001      2000
                                                  --------    --------    --------   --------   -------   --------
Sold.............................................   95,859     491,342      48,299    248,486    11,561    29,796
Issued for reinvested distributions..............  466,475     187,779     217,199     76,448    20,333    10,136
Redeemed......................................... (272,924)   (574,168)   (151,827)  (157,361)  (18,105)  (41,968)
                                                  --------     -------     -------    -------    ------    ------
                                                   289,410     104,953     113,671    167,573    13,789    (2,036)
                                                  ========     =======     =======    =======    ======    ======

ADVANTUS Horizon Fund
Financial Highlights

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                          CLASS A
                                                 --------------------------------------------------------------------------------
                                                  PERIOD FROM
                                                   OCTOBER 1,
                                                    2000 TO
                                                    MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                      2001      -----------------------------------------------------------------
                                                  (UNAUDITED)       2000        1999        1998          1997         1996
                                                  -----------     -------     -------     -------       -------       -------
Net asset value, beginning of period...........     $ 31.08       $ 26.88     $ 23.59     $ 23.06       $ 23.07       $ 20.94
                                                    -------       -------     -------     -------       -------       -------
Income from investment operations:
  Net investment loss..........................        (.04)         (.28)       (.16)       (.09)         (.08)         (.10)
  Net gains (losses) on securities
    (both realized and unrealized).............      (16.39)         5.41        5.77        3.48          4.89          3.51
                                                    -------       -------     -------     -------       -------       -------
    Total from investment operations...........      (16.43)         5.13        5.61        3.39          4.81          3.41
                                                    -------       -------     -------     -------       -------       -------
Less distributions:
  Distributions from net realized gains........           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------       -------
    Total distributions........................           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------       -------
Net asset value, end of period.................     $ 14.65       $ 31.08     $ 26.88     $ 23.59       $ 23.06       $ 23.07
                                                    =======       =======     =======     =======       =======       =======
Total return (a)...............................      (41.38)%       19.26%      24.74%      16.38%        24.96%        17.23%
Net assets, end of period (in thousands).......     $34,219       $63,568     $56,581     $47,183       $40,192       $34,435
Ratio of expenses to average
  daily net assets (b).........................        1.35%(d)      1.33%       1.30%       1.36%         1.43%         1.41%

Ratio of net investment income (loss) to
  average daily net assets (c).................        (.94)%(d)     (.89)%      (.61)%      (.39)%        (.39)%        (.43)%

Portfolio turnover rate
  (excluding short-term securities)............        65.0%        109.3%       60.1%       72.6%         71.5%         84.7%

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived or absorbed $133,366 in expenses for the period ended March 31, 2001. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.72% for Class A, 2.47% for Class B and 2.47% for Class C, and the ratio of net investment income (loss) would have been (1.31)% for Class A, (2.06)% for Class B and (2.06)% for Class C.
(c) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996 respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50% respectively, and the ratio of net investment income
    (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)% respectively.
(d) Adjusted to an annual basis.

                                                           ADVANTUS Horizon Fund
                                                Financial Highlights - continued


                                                                                           CLASS B
                                                 --------------------------------------------------------------------------------
                                                  PERIOD FROM
                                                   OCTOBER 1,
                                                    2000 TO
                                                   MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                                      2001      -----------------------------------------------------------------
                                                  (UNAUDITED)       2000        1999        1998          1997          1996
                                                  -----------     -------     -------     -------       -------       -------
Net asset value, beginning of period...........     $ 29.26       $ 25.54     $ 22.65     $ 22.41       $ 22.65        $20.74
                                                    -------       -------     -------     -------       -------        ------
Income from investment operations:
  Net investment loss..........................        (.08)         (.49)       (.32)       (.22)         (.19)         (.19)
  Net gains (losses) on securities
    (both realized and unrealized).............      (15.65)         5.14        5.53        3.32          4.77          3.38
                                                    -------       -------     -------     -------       -------        ------
    Total from investment operations...........      (15.73)         4.65        5.21        3.10          4.58          3.19
                                                    -------       -------     -------     -------       -------        ------
Less distributions:
  Distributions from net realized gains........           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------        ------
    Total distributions........................           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------        ------
Net asset value, end of period.................     $ 13.53       $ 29.86     $ 25.54     $ 22.65       $ 22.41        $22.65
                                                    =======       =======     =======     =======       =======        ======
Total return (a)...............................      (41.61)%       18.40%      23.93%      15.48%        24.25%        16.34%
Net assets, end of period (in thousands).......     $13,970       $26,878     $23,561     $17,100       $11,684        $6,219
Ratio of expenses to average
  daily net assets (b).........................        2.09%(d)      2.08%       2.04%       2.07%         2.18%         2.19%
Ratio of net investment income (loss) to
  average daily net assets (c).................       (1.69)%(d)    (1.63)%     (1.34)%     (1.11)%       (1.13)%       (1.19)%
Portfolio turnover rate
  (excluding short-term securities)............        65.0%        109.3%       60.1%       72.6%         71.5%         84.7%


                                                                                       CLASS C
                                                 --------------------------------------------------------------------------------
                                                  PERIOD FROM
                                                   OCTOBER 1,
                                                    2000 TO
                                                    MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                                      2001      -----------------------------------------------------------------
                                                  (UNAUDITED)       2000        1999        1998          1997          1996
                                                  -----------     -------     -------     -------       -------       -------
Net asset value, beginning of period...........      $29.44        $25.69      $22.79      $22.38        $22.67        $20.75
                                                    -------       -------     -------     -------       -------       -------
Income from investment operations:
  Net investment loss..........................        (.03)         (.51)       (.36)       (.24)         (.20)         (.15)
  Net gains (losses) on securities
    (both realized and unrealized).............      (15.77)         5.19        5.58        3.51          4.73          3.35
                                                    -------       -------     -------     -------       -------       -------
    Total from investment operations...........      (15.80)         4.68        5.22        3.27          4.53          3.20
                                                    -------       -------     -------     -------       -------       -------
Less distributions:
  Distributions from net realized gains........           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------       -------
    Total distributions........................           -          (.93)      (2.32)      (2.86)        (4.82)        (1.28)
                                                    -------       -------     -------     -------       -------       -------

Net asset value, end of period.................      $13.64        $29.44      $25.69      $22.79        $22.38        $22.67
                                                    =======       =======     =======     =======       =======       =======
Total return (a)...............................      (41.01)%       18.37%      23.82%      15.74%        24.03%        16.33%
Net assets, end of period (in thousands).......      $1,298        $2,376      $2,540      $2,299        $1,754        $1,018
Ratio of expenses to average
  daily net assets (b).........................        2.10%(d)      2.08%       2.04%       2.07%         2.18%         2.19%
Ratio of net investment income (loss) to
  average daily net assets (c).................       (1.69)%(d)    (1.63)%     (1.34)%     (1.10)%       (1.14)%       (1.17)%
Portfolio turnover rate
  (excluding short-term securities)............        65.0%        109.3%       60.1%       72.6%         71.5%         84.7%


                                                           Shareholder Services

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

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





























  THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
    TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
             READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                 [LOGO]

                               ADVANTUS-TM-
                             FAMILY OF FUNDS

                    SECURIAN FINANCIAL SERVICES, INC.,
                   SECURITIES DEALER, MEMBER NASD/SIPC
                         400 ROBERT STREET NORTH
                         ST. PAUL, MN 55101-2098
                              1-800-237-1838

                                                PRESORTED STANDARD
                                                 U.S. POSTAGE PAID
                                                   ST. PAUL, MN
                                                  PERMIT NO. 3547

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098


ADDRESS SERVICE REQUESTED














F.48636 Rev. 5-2001